SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report: November 16, 1998
(Date of earliest event reported)


                     Asset Securitization Corporation
     Commercial Mortgage Pass-Through Certificates, Series 1997-MDVII

         (Exact Name of registrant as specified in its charter)


 Delaware                           33-49370-03         13-3672337
(State or Other Juris-              (Commission       (I.R.S. Employer
diction of Incorporation            File Number)     Identification Number)


 Two World Financial Center, Building B, New York, New York   10281
(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code:        212-667-9300



                  This Document contains exactly 4 Pages.
                    The Exhibit Index is on Page 4.


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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-MDVII issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, Pacific Mutual Life Insurance Company, as servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the November 16, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

The Servicer has received and will make available, upon receipt of a written request, the financial information required pursuant to the Mortgage Loans. The following financial information is available for the period ending September 30, 1998.

Design Center of the Americas           Insurance Company of the West
Innskeepers                             101 Hudson
G&L                                     Fairfield Inns


This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits
                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.          Description

5.1                      99                   Monthly distribution report
                                              pursuant to Section 4.02(a)
                                              dated November 16, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



Date:   November 16, 1998

                                        PACIFIC LIFE INSURANCE COMPANY,
                                        IN ITS CAPACITY AS SERVICER UNDER
                                        THE POOLING AND SERVICING AGREEMENT
                                        ON BEHALF OF ASSET SECURITIZATION
                                        CORPORATION, REGISTRANT


                                   By:______________________________________
                                   M.A. Stickles, Vice President

                                   By:______________________________________
                                   J.C. Stallings, Assistant Secretary

                            EXHIBIT INDEX

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.       Description


5.1                        99                Monthly distribution report
                                             pursuant to Section 4.02(a)
                                             dated November 16, 1998.